CASH AND CASH EQUIVALENTS, NON-CURRENT RESTRICTED CASH (Details) In Millions, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 RUB	Dec. 31, 2011 USD ($)	Dec. 31, 2011 RUB	Dec. 31, 2010 RUB	Dec. 31, 2009 RUB
Cash and cash equivalents
Cash	$ 30.5	926.0		590.0
Cash equivalents:
Bank deposits	182.1	5,530.0		1,737.0
Investments in money market funds	31.9	969.0		3,603.0
Total cash and cash equivalents	$ 244.5	7,425.0	$ 195.2	5,930.0	3,025.0	2,199.0